Exhibit 10.24
                                                                   -------------
                                    REDACTED

                              CONSULTING AGREEMENT



                                 By and Between


                               IMMUNOMEDICS, INC.


                                      and


                          MMD SPECIALTY SERVICES, INC.






                                Effective Dates:

                               From: July 1, 1997

                             Through: June 30, 1998





     *Confidential Portion Omitted And Filed Separately With The Commission

                              CONSULTING AGREEMENT
                              --------------------


CONSULTANT:     MMD SPECIALTY SERVICES, INC.

Telephone:              (212) 986-8360

Facsimile:              (212) 697-3965


Name and Address of the MMD SPECIALTY SERVICES, INC. Contact for IMMUNOMEDICS,
INC.:

Barbara Saltzman, President
MMD, Inc.
420 Lexington Avenue, Suite 1800
New York, New York 10170

Name and Address of IMMUNOMEDICS, INC. (IMMUNOMEDICS) contact for CONSULTANT:

Mr. Mel Snyder
Director of Marketing and Sales
Immunomedics, Inc.
300 American Road
Morris Plains, NJ 07950

Direct Dial Number:  (201) 605-8200     Fax Number:  (201) 605-8282

IMMUNOMEDICS and CONSULTANT hereby agree as follows:


1.   Term
     ----

The term of this Agreement shall be for the twelve (12) month period to commence with the first months billing, unless terminated sooner as provided for herein (the "TERM OF THIS AGREEMENT").

2.   Scope of  Work
     --------------

CONSULTANT shall perform the services for IMMUNOMEDICS described in Exhibit 1 (the "SERVICES") attached hereto and made fully a part hereof.

3.   Compensation
     ------------

     In consideration for CONSULTANT's full and satisfactory performance of the SERVICES, IMMUNOMEDICS shall pay CONSULTANT a fee in the amount and on the terms specified in Exhibit 2 (the "FEE") attached hereto and made fully a part hereof.


4.   Professional Standards
     ----------------------

     CONSULTANT represents that it has the requisite personnel, facilities, equipment, expertise, experience and skill, to render the desired SERVICES and that it shall utilize its best efforts to perform the SERVICES in a timely, competent and efficient manner. CONSULTANT further represents that it shall abide by all laws, rules and regulations that apply to the performance of the SERVICES, including but not limited to, applicable requirements regarding equal employment opportunity and, when on IMMUNOMEDICS premises, CONSULTANT's employees shall comply with IMMUNOMEDICS policies with respect to conduct of visitors.

5.   Independent Contractor - Status of Personnel Employed by CONSULTANT
     -------------------------------------------------------------------

     This Agreement does not constitute CONSULTANT as the employee, agent (except to the extent expressly set forth herein) or legal representative of IMMUNOMEDICS for any purpose whatsoever; and the relationship of CONSULTANT is that of an independent contractor to IMMUNOMEDICS. In this regard, CONSULTANT agrees that CONSULTANT shall:


               i. not create, incur or commit any liability or obligation for IMMUNOMEDICS without the express prior written consent of IMMUNOMEDICS. The final acceptance of any sales or other agreement for PRODUCTS rests solely with IMMUNOMEDICS. IMMUNOMEDICS, in its sole discretion, may refuse or reject any sale or request for any PRODUCT (as defined in Exhibit 1
                   Section 1), cancel any sale or agreement for any PRODUCT, either in whole or in part, before, during or after the acceptance thereof, and/or consent to the modification or variance of any agreement with respect thereto, in each case without the consent of CONSULTANT.


              ii. adhere strictly to and be governed by the policies of IMMUNOMEDICS regarding the selling of IMMUNOMEDICS' PRODUCTS as well as other policies of IMMUNOMEDICS to the extent applicable to CONSULTANT. IMMUNOMEDICS expressly reserves the right to change such policies at any time and from time to time, without the consent of CONSULTANT, provided that any change in such policies should be promptly communicated to CONSULTANT.

            iii. use only such forms, records and printed matter as may be furnished by IMMUNOMEDICS and keep, in a manner reasonably satisfactory to IMMUNOMEDICS, accurate and complete records; and immediately transmit to IMMUNOMEDICS all original communications received from customers and potential customers of IMMUNOMEDICS. All such records shall be and remain the property of IMMUNOMEDICS. CONSULTANT agrees to supply to IMMUNOMEDICS all other information with respect to any of its activities on behalf of IMMUNOMEDICS as IMMUNOMEDICS may request.

             iv. have all checks and drafts of money due to IMMUNOMEDICS made payable to IMMUNOMEDICS and instruct all customers to remit their payments directly to IMMUNOMEDICS. If, for any reason, any such payments are received by CONSULTANT, it shall report and remit such payments immediately to IMMUNOMEDICS. All billings shall be made by IMMUNOMEDICS. Credit on all accounts shall, in all instances, be subject to approval by IMMUNOMEDICS.

              v. be responsible for any and all of its employees' acts, omissions to act, representations and misrepresentations, including such actions, if any, which may result in damage or injury to IMMUNOMEDICS.

             vi. comply with all laws and regulations, federal, state and local.

            vii. pay all of its own expenses (including, without limitation, the compensation and benefits to CONSULTANT's REGIONAL SALES SPECIALISTS set forth on Exhibit 4 to this Agreement) except to the extent reimbursed by IMMUNOMEDICS as provided in this Agreement.

           viii. accept full and exclusive liability for the payment of any and all taxes, contributions or other sums payable for worker's compensation and unemployment compensation or insurance and old age retirement benefits as well as all other federal, state and local taxes payable by reason of CONSULTANT's activities.

             ix. pay, when due, to all appropriate insurance carriers and governmental agencies such amounts as shall be required by any mandatory employee insurance provisions of law (such as, if applicable, medical and worker's compensation) and by any governmental agencies based upon the amounts paid to its employees (such as FICA, medicare, unemployment insurance, etc.), as well as any amounts of employee taxes required to be withheld and paid on behalf of any of its employees, including, without limitation, CONSULTANT's REGIONAL SALES SPECIALISTS.

              x. in employing any personnel, advise such personnel that they are employees of CONSULTANT, are not to consider themselves to be employees of IMMUNOMEDICS and that in employing such personnel, CONSULTANT is acting individually and not as an agent for IMMUNOMEDICS; and such personnel are to be compensated solely by CONSULTANT.

             xi. render to IMMUNOMEDICS written reports of CONSULTANT's activities on behalf of IMMUNOMEDICS, as reasonably requested and in accordance with procedures established by IMMUNOMEDICS from time to time; and furnish to IMMUNOMEDICS such other information with respect to such activities as IMMUNOMEDICS may reasonably request.

6.   Confidentiality
     ---------------

     The parties shall be subject to the confidentiality agreement set forth in
     Exhibit 3 attached hereto and made fully a part hereof.

7.   Tax Reporting and Payment
     -------------------------

     CONSULTANT acknowledges and agrees it shall be solely responsible for withholding and paying the appropriate amount of all federal, state and local taxes with respect to all compensation paid to CONSULTANT pursuant to this Agreement, and that IMMUNOMEDICS shall have no responsibility whatsoever for withholding or paying such taxes for or on behalf of CONSULTANT. CONSULTANT further agrees to defend, indemnify and hold IMMUNOMEDICS harmless from and against any and all damages, losses, expenses, or penalties arising from or in connection with any claim brought by any federal, state or local taxing authority with regard to CONSULTANT's failure to withhold or pay required taxes or failure to file forms required to be filed by CONSULTANT with regard to compensation paid to CONSULTANT by IMMUNOMEDICS pursuant to this Agreement.

8.   Insurance
     ---------

     Both parties represent that they have and shall maintain during the term of this Agreement, and for Three (3) years thereafter, insurance with policy limits and coverage as follows:

     IMMUNOMEDICS:             Product Liability =     [*]
     CONSULTANT:               Public Liability =      [*];
     Worker's Compensation in amounts required by law.

9.   Indemnification
     ---------------

     9.1 IMMUNOMEDICS shall indemnify and hold CONSULTANT and its agents, directors, officers and employees, harmless from and against any and all claims made against it or them by third parties, regardless of the form in which such claim is made, for losses, costs, damages, liabilities, fees or expenses, including reasonable attorney's fees, relating to the manufacture, use or sale of the PRODUCTS, including, without limitation, PRODUCTS liability claims and claims relating to the advertising and promotion of the PRODUCTS except for claims made as the result of the CONSULTANT REGIONAL SALES SPECIALIST representations as to PRODUCTS which are outside the scope of approved labeling.

     9.2 In the event of any claim against CONSULTANT or any of its agents, directors, officers or employees, in respect of which CONSULTANT or any such person is or may be entitled to an indemnity under this Agreement, neither CONSULTANT nor any other indemnified person shall make any admission but shall promptly notify IMMUNOMEDICS in writing of the claim and IMMUNOMEDICS shall be entitled but not obliged to manage and control, at its sole expense, the defense of the claim and its settlement. The benefit of any indemnity by IMMUNOMEDICS under this Agreement in respect of any claim shall not apply to any person if any admission made by that person or any failure by the person to notify IMMUNOMEDICS of the claim materially prejudices the defense of such claim. No indemnified party shall settle any claim without the prior written consent of the indemnifying party. CONSULTANT and all other indemnified persons shall, if so required by IMMUNOMEDICS, cooperate in all reasonable respects with IMMUNOMEDICS in the defense of such a claim managed by IMMUNOMEDICS and may, at any of their option and at their sole expense, be represented in any action or proceeding arising out of such claim. IMMUNOMEDICS shall not be liable for any litigation costs or expenses incurred by CONSULTANT or by any other indemnified person without IMMUNOMEDICS' written authorization, if such litigation is managed by IMMUNOMEDICS.


     9.3 The above shall not in any event apply to the extent that any claim, loss, cost, damage, fee, expense or liability is the result of any breach of this AGREEMENT by CONSULTANT or of any act or omission or negligence, recklessness or willful misconduct of CONSULTANT, its Affiliates, or their respective agents, directors, officers or employees.

     9.4 CONSULTANT shall indemnify and hold IMMUNOMEDICS, its agents, directors, officers and employees, harmless from and against any and all claims made against it or them by third parties, regardless of the form in which such claim is made, for losses, costs, damages, liabilities, fees or expenses, including reasonable attorney's fees, to the extent that they arise out of or in connection with any unauthorized act or omission or negligence, recklessness or willful misconduct of CONSULTANT, its Affiliates, or their respective agents, directors, officers or employees in relation to any of the PRODUCTS and the services to be performed by CONSULTANT under or in connection with this Agreement.


     9.5 In the event of any claim against IMMUNOMEDICS or any of its agents, directors, officers or employees, in respect of which IMMUNOMEDICS or any such person is or may be entitled to an indemnity under this Agreement, neither IMMUNOMEDICS nor any other indemnified person shall make any admission but shall promptly notify CONSULTANT in writing of the claim and CONSULTANT shall be entitled but not obliged to manage and control, at its sole expense, the defense of the claim and its settlement. The benefit of any indemnity by CONSULTANT under this Agreement in respect of any claim shall not apply to any person if any admission made by that person or any failure by that person to notify CONSULTANT of the claim materially prejudices the defense of such claim. No indemnified party shall settle any claim without the prior written consent of the indemnifying party. IMMUNOMEDICS and all other indemnified persons shall, if so required by CONSULTANT, cooperate in all reasonable respects with CONSULTANT in the defense of such a claim managed by CONSULTANT and may, at any of their option and at their sole expense, be represented in any action or proceeding arising out of such claim. CONSULTANT shall not be liable for any litigation costs or expenses incurred by IMMUNOMEDICS or by any other indemnified person, without CONSULTANT's written authorization, if such litigation is managed by CONSULTANT.


10.  Adverse Reaction Reporting and PRODUCT Quality Complaints
     ---------------------------------------------------------

     CONSULTANT shall inform IMMUNOMEDICS' Quality Assurance Department immediately of all and any PRODUCT quality complaints received by calling:

     Mr. Carl M. Pinsky, M.D.
     Vice President, Medical Affairs
     Immunomedics, Inc.
     300 American Road
     Morris Plains, NJ 07950
     (201) 605-8200

11.  Inquiries Regarding PRODUCTS
     ----------------------------

     IMMUNOMEDICS Professional Services Department shall handle all medical inquiries concerning the PRODUCTS. CONSULTANT shall refer all routine medical information requests to:

     Mr. Carl M. Pinsky, M.D.
     Vice President, Medical Affairs
     Immunomedics, Inc.
     300 American Road
     Morris Plains, NJ 07950
     (201) 605-8200

12.  Government Contact
     ------------------

     Upon being contacted by the FDA or any other federal, state or local agency for any regulatory purpose pertaining to this Agreement or the PRODUCTS, CONSULTANT shall immediately notify IMMUNOMEDICS Regulatory Affairs and will not respond to the agency until consulting IMMUNOMEDICS, provided however, that CONSULTANT may permit unannounced FDA or similar inspections authorized by law and respond to the extent necessary.

13.  Intellectual Property
     ---------------------

     CONSULTANT acknowledges that IMMUNOMEDICS or an Affiliate is the owner of the PRODUCTS trademarks and that all rights accruing from their use shall inure to the benefit of IMMUNOMEDICS. CONSULTANT agrees during the term of this Agreement and thereafter not to contest or deny the validity of the trademarks or IMMUNOMEDICS' title to the trademarks. CONSULTANT agrees that it will not register the trademarks or any trademark which infringes thereon or in any way assist a third party to do so anywhere in the world.

     For the purpose of the Agreement "Affiliate" of any party shall mean any person, firm or corporation which controls, is controlled by or is under common control with such party. Control shall mean either the direct or indirect ownership of fifty percent or more of the voting stock of the subject entity.

     CONSULTANT shall use the PRODUCT trademarks only in the form, manner and logotype, including identifying the PRODUCT trademarks by any necessary notices of trademark registration, specifically approved by IMMUNOMEDICS.

     CONSULTANT agrees that it shall make no representations that it owns or has any proprietary or property right or interest in the PRODUCT trademarks.

     CONSULTANT acknowledges that IMMUNOMEDICS or an Affiliate is the owner of all patents for the PRODUCTS and that all rights accruing therefrom shall inure to the benefit of IMMUNOMEDICS.

     CONSULTANT agrees that, following termination of this Agreement for any reason, it will claim no right, title or interest in, or any right to use the trademarks or patents for the PRODUCTS anywhere in the world by reason of its activities under this Agreement or otherwise.

14.  Promotional Materials
     ---------------------

     CONSULTANT or any of its agents or employees shall not create promotional or advertising materials including telephone promotional messages for the PRODUCTS and CONSULTANT shall disseminate to its agents or employees only those promotional or advertising materials that have been provided or approved by IMMUNOMEDICS for CONSULTANT's use. CONSULTANT or any of its agents or employees shall not in any manner alter promotional or advertising materials that have been provided by IMMUNOMEDICS.



15.  Termination
     -----------

     15.1      Right of Immediate Termination
               ------------------------------

        i. Either party will have the right to terminate this Agreement, effective immediately, upon written notice to the other party, in the event of:

       ii. a material breach by the other party of its obligations under this Agreement and the failure of such other party to cure such breach within ten (10) days after notice thereof;

      iii.     a judicial finding that the other party is insolvent or bankrupt;

       iv. the commencement of a voluntary case under the Federal Bankruptcy Code by the other party;

        v. the commencement of an involuntary case under the Federal Bankruptcy Code against the other party if not dismissed or withdrawn within sixty (60) days thereafter;

       vi. the appointment of a receiver or trustee for all or substantially all of the property of the other party, or for any lesser portion of such property if the result is to materially and adversely affect the ability of the other party to fulfill any of such party's obligations under this Agreement; or

      vii. an assignment by the other party of substantially all of such party's assets for the benefit of creditors.

15.2 Right of Forty-Five (45) Day Termination
     ----------------------------------------
     IMMUNOMEDICS may terminate this Agreement at any time and for any reason upon at least forty-five (45) days' prior written notice to CONSULTANT, which notice sets forth the proposed effective date of termination.


15.3 Fees Payable Upon Termination
     -----------------------------
     Upon termination of this Agreement pursuant to paragraph (15.2) above, CONSULTANT will be entitled to receive, when due;


     i. reimbursement of all reimbursable expenses under this Agreement for which appropriate documentation has been delivered to IMMUNOMEDICS;

    ii. payment of all fees due for periods ended on or prior to the effective date of termination;


   iii. as liquidated damages (and not as a penalty), the sum of [*], less the amount of all fees paid or payable for periods ended on or prior to the effective date of termination.


16.  Competing Products
     ------------------

     During the TERM OF THIS AGREEMENT, CONSULTANT shall not engage in the promotion, sale, marketing or distribution of any products or services which, in the reasonable judgment of IMMUNOMEDICS, are directly or indirectly competitive with any of the PRODUCTS, without IMMUNOMEDICS' prior written consent thereto.

17.  Public Announcements
     --------------------

     CONSULTANT shall not publicly disclose the specific terms of this Agreement without the prior written consent of IMMUNOMEDICS. CONSULTANT would be permitted, however, to list IMMUNOMEDICS as a client on CONSULTANT's materials with IMMUNOMEDICS' prior written approval which shall not be unreasonably withheld. Any mention of any other parties involved will require written approval of such party.

18.  Micellaneous Provisions
     -----------------------

Assignability
-------------

No assignment by CONSULTANT of this Agreement or any of its rights, duties or obligations hereunder, shall be binding on IMMUNOMEDICS without IMMUNOMEDICS' prior written consent. IMMUNOMEDICS may assign this Agreement in connection with the sale of all or substantially all of its assets or business or its merger or consolidation with another entity.

Complete Agreement
------------------

This Agreement, together with the Exhibits hereto, supersedes all prior Agreements and understandings between the parties related to the subject matter of this Agreement.

Amendment
---------

This Agreement may not be altered, changed or amended except by a writing signed by each of the parties hereto.

Survival
--------

The provisions of Articles 6, 7, 9, 10 and 12 of this Agreement shall survive the expiration and/or termination of this Agreement.

Severability
------------

In the event that any provision of this Agreement is held illegal or invalid for any reason, such provision shall not effect the remaining parts of this Agreement, but this Agreement shall be construed and enforced as if that illegal and invalid provision had never been inserted herein.

Notices
-------

All notices, authorizations, requests, deliveries, consents, waivers, agreements and other communications required or permitted to be given hereunder (collectively, "COMMUNICATIONS") shall be in writing and shall be delivered personally or sent by telefax, recognized overnight courier service, or certified mail, postage prepaid, addressed to the other party at its address set forth in this Agreement, to the attention of the President of such party, or to such other or additional person or address as either party may thereafter specify by notice to the other. All COMMUNICATIONS shall be deemed received on the date delivered personally, one business day after being sent by overnight courier, three business days after mailing and upon written acknowledgment of the receipt of any telefax.


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Extraordinary Relief
--------------------

In the event of the actual or threatened breach by either party of any of the terms of Article 6 hereof, the other party shall have the right to specific performance and injunctive relief. The rights granted by this paragraph are in addition to all other remedies and rights available at law or in equity.

Solicitation
------------

DURING THE TERM OF THIS AGREEMENT, neither party shall solicit any employee or independent contractor of the other party with whom it has interacted or come in contact with for the purposes of the performance of this Agreement by either party, to leave the employment of the other party and accept employment with the first party. Following the expiration of the Agreement, IMMUNOMEDICS may solicit and hire any of CONSULTANT's REGIONAL SALES SPECIALISTS without incurring liability to CONSULTANT.

Arbitration
-----------

Any controversy or claim arising out of or relating to this AGREEMENT, the making, interpretation or the breach thereof, shall be settled by arbitration in New York County, New York in accordance with the commercial rules of the American Arbitration Association which are then obtaining. Judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof and any party to the arbitration may, if it so elects, institute proceedings in any court having jurisdiction for the specific performance of any award. The powers of the arbitrator or arbitrators shall include, but not be limited to, the awarding of injunctive or other equitable relief but shall not include the power to modify or amend in any respect the provisions of this AGREEMENT. The arbitrator or arbitrators shall include in any award the amount of the reasonable attorneys' fees and disbursements and expenses of the arbitration incurred by the prevailing party and a direction that it be paid by the other party or parties within 30 days after the making of such award. In the event that the arbitrator or arbitrators do not rule in favor of the prevailing party in respect of all the claims alleged by such party, the arbitrator or arbitrators shall include in any award the portion of the amount of the reasonable attorneys' fees and disbursements and other expenses of the arbitration incurred by the prevailing party as the arbitrator or arbitrators deem just and equitable under the circumstances, together with a direction that such amounts be paid by the other party or parties within 30 days thereof. Except as provided above, each party shall bear its own attorneys' fees, disbursements and other expenses and the parties shall bear equally all other costs and expenses of the arbitration.

Counterpart Originals
---------------------

This Agreement may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

Choice of Law
-------------

This Agreement is entered into in the state of New York and shall be construed and governed according to the laws of that state for contracts made within that state.

IN WITNESS WHEREOF, the parties hereto have executed, or have caused their duly authorized representatives to execute, this Agreement as of June 23, 1997.

MMD SPECIALTY SERVICES, Inc.     IMMUNOMEDICS, Inc.


By: /s/ Barbara Saltzman         By: /s/ David M. Goldenberg
   -------------------------        ----------------------------
        Barbara Saltzman                 David M. Goldenger, Sc.D., M.D.
        President                        Chairman and Chief Executive Officer

Date: June 20, 1997              Date:  June 30, 1997
      -------------                     -------------

                                    Guaranty
                                    --------

In order to induce IMMUNOMEDICS, INC. to enter into the foregoing AGREEMENT with MMD SPECIALTY SERVICES, INC., a New York corporation ("Subsidiary") which is a wholly-owned subsidiary of MMD, INC., a New York corporation ("Guarantor"), Guarantor hereby unconditionally guarantees the prompt and complete performance by Subsidiary of all of its obligations under the foregoing AGREEMENT and the payment of all damages, costs and expenses which become recoverable as a result of non-performance by Subsidiary of such obligations or as a result of non-performance of this Guaranty.

This Guaranty is irrevocable, shall continue in effect notwithstanding any amendment to, or modification of, the foregoing AGREEMENT, or the assumption thereof by any other party, and shall continue in effect until all of the terms of the foregoing AGREEMENT have been performed by Subsidiary.

IMMUNOMEDICS, INC. may, at its option, proceed against Guarantor for performance of any obligation under the foregoing AGREEMENT, or for damages for default in the performance thereof, without first proceeding against Subsidiary.

Guarantor waives notice of acceptance of this Guaranty, notice of non-performance by Subsidiary, or any other notice, the failure of which would operate as a legal or equitable discharge of a guarantor.

This Guaranty shall inure to the benefit of IMMUNOMEDICS, INC. and its successors and shall be binding upon Guarantor and its successors.

MMD SPECIALTY SERVICES, Inc.

By: /s/ Barbara Saltzman
   ---------------------------
        Barbara Saltzman
        President

Date: June 20, 1997
      -------------

                                   Exhibit 1
                                   ---------

DESCRIPTION OF SERVICES:
------------------------

1. During the TERM OF THIS AGREEMENT, CONSULTANT shall locate and employ members of a full-time specialty oncology sales force (each such member a "CONSULTANT's REGIONAL SALES SPECIALIST") for the marketing and sale of IMMUNOMEDICS' in-vivo cancer diagnostic imaging agent known as "CEA-Scan(R)", and such other IMMUNOMEDICS products as may be specified by IMMUNOMEDICS (the "PRODUCTS"). These SALES SPECIALISTS are to be professional sales people with experience in Radiology, Oncology, Nuclear Medicine, and/or surgery. Additionally, these specialists should have hospital selling experience in short cycle direct sales. These SALES SPECIALISTS will be engaged exclusively in the marketing and sales of the PRODUCTS. No CONSULTANT's REGIONAL SALES SPECIALIST shall be employed by CONSULTANT without the prior written consent of IMMUNOMEDICS, after IMMUNOMEDICS shall have completed such participation in, and review of, CONSULTANT's proposed hiring of the CONSULTANT's REGIONAL SALES SPECIALIST as IMMUNOMEDICS shall deem appropriate. Upon the occurrence of the resignation, termination or other event making the services of any CONSULTANT's REGIONAL SALES SPECIALISTS unavailable, CONSULTANT shall notify IMMUNOMEDICS promptly of such occurrence and of CONSULTANT's plans for replacement of such REGIONAL SALES SPECIALIST.

2. During the TERM OF THIS AGREEMENT CONSULTANT's REGIONAL SALES SPECIALISTS shall use their best efforts to sell IMMUNOMEDICS' PRODUCTS and in connection therewith, shall VISIT (as hereinafter defined) prospective customers selected by IMMUNOMEDICS and located in the target market areas defined by IMMUNOMEDICS. These prospective customers will include (but not be limited to) hospitals and clinics and may encompass a large geographical area and require overnight travel.

     During the TERM OF THIS AGREEMENT, CONSULTANT agrees to provide approximately sixteen (16) CONSULTANT's REGIONAL SALES SPECIALISTS supported by one (1) National Field Sales Manager. CONSULTANT's REGIONAL SALES SPECIALISTS will make dedicated VISITS during the TERM OF THIS AGREEMENT in accordance with the instructions of IMMUNOMEDICS.

     For the purposes of the Agreement, "VISIT" shall mean a face-to-face presentation by a CONSULTANT's REGIONAL SALES SPECIALIST, which presentation shall be dedicated solely to the marketing and sales of the PRODUCTS. The presentation must include a discussion of features and benefits of the PRODUCTS. As part of the VISIT, CONSULTANT's REGIONAL SALES SPECIALISTS shall present prospective customers solely with IMMUNOMEDICS provided PRODUCT literature. Also, as part of the VISIT, CONSULTANT's REGIONAL SALES SPECIALISTS will conduct face-to-face presentations at selected sites with prospective customers. VISITS shall be made (and a Sales Summary Report with respect to each VISIT shall be provided to IMMUNOMEDICS) in accordance with instructions of IMMUNOMEDICS as described in training and other COMMUNICATIONS and as amended from time to time.

     During the TERM OF THIS AGREEMENT, CONSULTANT's REGIONAL SALES SPECIALISTS shall VISIT each of the target prospective hospitals every [*] weeks and each of the target prospective customers every [*] weeks. All prospective leads shall be contacted within [*] working days after receipt of lead from IMMUNOMEDICS by the REGIONAL SALES SPECIALIST.

     Within ten (10) working days following June 30, 1998 or upon the termination of this Agreement, whichever occurs sooner, CONSULTANT shall return to IMMUNOMEDICS all unused promotional and advertising materials, marketing plans, sales training materials, territory lists, reports, all equipment in good condition or good working order, and any and all other tangible items. CONSULTANT agrees that is shall pay to IMMUNOMEDICS an amount equal to the fair market value of any equipment (including without limited, any laptop computer) not so returned, or that IMMUNOMEDICS may set off such amount against any sums then owing to CONSULTANT by IMMUNOMEDICS.

3. CONSULTANT shall ensure that no claims or representations in respect of the PRODUCTS or the characteristics thereof are made by or on behalf of it (and, in particular, by CONSULTANT's REGIONAL SALES SPECIALISTS) which do not represent a reasonable summary or explanation of the labeling of the PRODUCTS.

     During the TERM OF THIS AGREEMENT, subject to Section 11 of the Agreement, IMMUNOMEDICS shall provide CONSULTANT with information known to IMMUNOMEDICS which is relevant or appropriate, to enable CONSULTANT to respond promptly to questions or inquiries which are directed to CONSULTANT from members of the medical and paramedical professions relating to the PRODUCTS. CONSULTANT shall not publish, disclose or use any information provided to CONSULTANT by IMMUNOMEDICS pursuant to this Agreement for any purpose other than for the purpose of responding to such questions and inquiries to which CONSULTANT is otherwise unable to respond. Nothing in this Agreement shall be deemed to impose any obligation on CONSULTANT or any of its employees to make any such response which violates professional ethics.

4. COMMUNICATIONS to and from CONSULTANT's employees shall be handled through CONSULTANT or directly by IMMUNOMEDICS as appropriate under the circumstances.

5. CONSULTANT's National Field Sales Manager in charge of the program covered by this Agreement will be involved in the recruitment and hiring by CONSULTANT of competent REGIONAL SALES SPECIALISTS, and the training of the REGIONAL SALES SPECIALISTS. The National Field Sales Manager will attend the REGIONAL SALES SPECIALISTS' training meeting, ride with CONSULTANT's REGIONAL SALES SPECIALISTS in the field, provide monthly field reports, and be a resource to IMMUNOMEDICS management in regards to this program.

6. IMMUNOMEDICS' request, CONSULTANT will allow IMMUNOMEDICS to examine and audit its records, and to monitor CONSULTANT's REGIONAL SALES SPECIALISTS' performance at reasonable times and at IMMUNOMEDICS' sole expense.

7. In the event IMMUNOMEDICS shall determine that any CONSULTANT's REGIONAL SALES SPECIALIST has violated the terms of this Agreement or should otherwise be removed for cause (which term shall include, without limitation, sales production which, in the reasonable judgment of IMMUNOMEDICS, is inadequate), IMMUNOMEDICS shall have the right to require that such CONSULTANT's REGIONAL SALES SPECIALIST be removed immediately from the program covered by this Agreement. CONSULTANT agrees to replace any such CONSULTANT's REGIONAL SALES SPECIALIST as expeditiously as possible.

8. CONSULTANT agrees that its REGIONAL SALES SPECIALISTS will be available to attend specified IMMUNOMEDICS sales meetings and also to participate in discussions with IMMUNOMEDICS sales management.

                                   Exhibit 2
                                   ---------

FEE ARRANGEMENTS:
-----------------

1. The annual fee for each CONSULTANT's REGIONAL SALES SPECIALIST is [*] (the "ANNUAL FEE") [*] per month, pro-rated for any portion of a month during which such REGIONAL SALES SPECIALIST was so employed).

2.   The ANNUAL FEE shall be payable as follows:

     a. Upon execution of this Agreement, IMMUNOMEDICS shall pay an amount equal to one-twelfth (1/12) of the ANNUAL FEE for sixteen (16) of CONSULTANT's REGIONAL SALES SPECIALISTS, which payment shall be applied to the fee for each of CONSULTANT's REGIONAL SALES SPECIALISTS actually employed during the first month of the TERM OF THIS AGREEMENT (pro-rated for the portion of the month so employed) and to the reimbursement of CONSULTANT for any expenses set forth in paragraph 4, below, paid by CONSULTANT.


     b. Upon invoice in each subsequent month of the TERM OF THIS AGREEMENT for one-twelfth (1/12) of the ANNUAL FEE multiplied by the number of CONSULTANT's REGIONAL SALES SPECIALISTS actually employed at the end of the preceding month (pro-rated for the portion of the month so employed), less a credit for the excess of any sums paid under section a., above, over the amount actually required thereunder, until such credit is exhausted.


3. The ANNUAL FEE covers all services and costs of CONSULTANT (including CONSULTANT's National Field Sales Manager) and CONSULTANT's REGIONAL SALES SPECIALISTS, except as provided in paragraph 4, below. Unless excluded in paragraph 4, below, all costs and expenses relating to the performance of this Agreement are the responsibility of CONSULTANT.

4.   The following costs and expenses are the responsibility of IMMUNOMEDICS:

     a. Travel expenses for CONSULTANT's staff members related to scheduled strategy meetings.

     b.  Call Reporting/Order Processing.

     c.  Voice Mail System.

     d.  Out-of-Pocket Expenses for National Field Sales Manager.

     e. The costs of an Incentive Bonus Compensation Plan, if adopted, as set forth in Exhibit 4.

     f. Expenses for one (1) Training Meeting. These costs include the REGIONAL SALES SPECIALISTS', National Field Sales Manager's and three (3) CONSULTANT's staff members' reasonable travel expenses to and from the meeting place, meals, gratuities, and miscellaneous incurred expenses. (Billed at CONSULTANT's actual cost, estimated at [*]) Any difference in cost will be reconciled on a subsequent invoice.

All travel and related expenses for which CONSULTANT seeks reimbursement from IMMUNOMEDICS pursuant to paragraphs a., d., and f., above, must be in accordance with, and subject to the limitations contained in, IMMUNOMEDICS' policy with respect to such expenses, a copy of which has been delivered to CONSULTANT. Such policy may be changed from time to time, and any such change shall be effective upon delivery of a copy thereof to CONSULTANT.

                                   Exhibit 3
                                   ---------


CONFIDENTIAL INFORMATION STATEMENT
----------------------------------

1. As used herein, "CONFIDENTIAL INFORMATION" shall mean information relating to the business, products or services of a party (the "DISCLOSING PARTY") which is either non-public, confidential or proprietary in nature, whether in written or oral form and including summaries or notes thereof, and which has been disclosed to the other party hereto (the "RECEIPIENT"). Without limiting the generality of the foregoing, CONFIDENTIAL INFORMATION shall include (i) information which related to any of the PRODUCTS and its manufacture, sale or use, including financial statements, costs and expense data, production data, know-how, trade secrets, secret processes and formulae, technical data and reports, manufacturing and formulation data, or any other information relating to the PRODUCTS which is not generally ascertainable from public or published information, regardless of whether such information was provided pursuant to the terms of this Agreement, by request of the RECEIPIENT or in any other manner; (ii) information related to the PRODUCTS contained in all documents submitted in connection with regulatory submissions covering the PRODUCTS, and (iii) marketing and consumer data, including development plans, strategies and forecasts, and customer and prospect lists.

2. RECEIPIENT agrees to accept such CONFIDENTIAL INFORMATION in accordance with the following terms:

     a. RECEIPIENT agrees not to disclose to anyone and to protect the confidentiality of any and all CONFIDENTIAL INFORMATION disclosed to it by the DISCLOSING PARTY under this Agreement with the exception of the following:

         i.   Disclosure permitted by paragraph 5, below;

         ii. CONFIDENTIAL INFORMATION which, at the time of disclosure by the DISCLOSING PARTY, is generally known to the public;

         iii. CONFIDENTIAL INFORMATION which, after disclosure by the DISCLOSING PARTY, becomes part of the public knowledge by publication or otherwise, except by breach of this Agreement;

         iv. CONFIDENTIAL INFORMATION which was in RECIPIENT's possession at the time of disclosure by the DISCLOSING PARTY and which was not acquired, directly or indirectly, from the DISCLOSING PARTY, provided RECEIPIENT furnishes the DISCLOSING PARTY with satisfactory written documentation thereof prior to any disclosure of such CONFIDENTIAL INFORMATION to a third party;

         v. CONFIDENTIAL INFORMATION which RECEIPIENT received from third parties who have the legal right to disclose such CONFIDENTIAL INFORMATION, provided such CONFIDENTIAL INFORMATION was not, to the knowledge of RECEIPIENT, obtained by said third parties, directly or indirectly, from the DISCLOSING PARTY on a confidential basis;

         vi. CONFIDENTIAL INFORMATION which RECEIPIENT can verify with written documentation results solely from research and development by RECEIPIENT independent of disclosures from the DISCLOSING PARTY; or

         vii. CONFIDENTIAL INFORMATION required to be disclosed by applicable laws, regulations or judicial process provided the DISCLOSING PARTY received ten (10) days advance notice of such required disclosure in order for the DISCLOSING PARTY to oppose such disclosure in its discretion; provided however, if disclosure must be made in a period shorter than ten (10) days based on the receipt of an opinion of counsel by the recipient, in order to comply with the rules and regulations of the Security and Exchange Commission for the rules and regulations of any international exchange, then upon such advance notice as shall be practicable under the circumstances. RECEIPIENT will cooperate with the DISCLOSING PARTY's efforts to obtain a protective order or other appropriate remedy concerning any such disclosure. In the event that such a protective order or other remedy is not obtained, or that the DISCLOSING PARTY waives compliance with the provisions of this paragraph, RECEIPIENT shall furnish only that portion of the CONFIDENTIAL INFORMATION legally required to be disclosed and RECEIPIENT will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the CONFIDENTIAL INFORMATION required to be so disclosed.

3. RECEIPIENT agrees that it will not use the CONFIDENTIAL INFORMATION, which it is required hereunder to keep confidential for any purpose other than in connection with the marketing of the PRODUCTS in accordance with this Agreement (the "INTENDED PURPOSE").

4. RECEIPIENT acknowledges that irreparable damage will result to the DISCLOSING PARTY if any CONFIDENTIAL INFORMATION is improperly disclosed to a third party or is used for any purpose other than the INTENDED PURPOSE.

5. RECEIPIENT will disclose such CONFIDENTIAL INFORMATION only to such of its officers and employees, or its direct subsidiaries' officers and employees, who are directly concerned with the marketing of the PRODUCTS, and will advise such officers and employees, upon disclosing such CONFIDENTIAL INFORMATION to them, of the confidential nature thereof and require each such person to acknowledge in writing their receipt of a copy of this Confidential Information Statement and their agreement to be bound by the terms hereof. In addition, RECEIPIENT will take all reasonable precautions to prevent such CONFIDENTIAL INFORMATION from being acquired by an unauthorized person, firm or company, including, but not limited to, those that it takes to protect its own proprietary and confidential information.

6. At any time with thirty (30) days notice, upon the request of the DISCLOSING PARTY, RECEIPIENT will return all documentation relating to the CONFIDENTIAL INFORMATION to the DISCLOSING PARTY without retaining any copies, summaries or notes thereof.

7. In the event of any breach or threatened breach of this Agreement, the DISCLOSING PARTY shall, in addition to any other remedies which may be available, be entitled to injunctive and other equitable relied in any court of competent jurisdiction.

8. The obligations set forth in the Confidential Information Statement shall be continuing and shall survive the expiration or termination of this Agreement for a period of five (5) years.

                                   Exhibit 4
                                   ---------


COMPENSATION AND BENEFITS - CONSULTANT'S REGIONAL SALES SPECIALISTS
-------------------------------------------------------------------

CONSULTANT represents that it provides not less than the following average compensation and benefits to CONSULTANT's REGIONAL SALES SPECIALISTS and will continue to provide such compensation and benefits (or the substantial equivalent of such benefits) during the TERM OF THIS AGREEMENT:


1.  BASE PAY                                                 - [*]

2.  MEDICAL                                                  - [*]

3.  DENTAL                                                   - [*]

4.  LIFE INSURANCE                                           - [*]

5.  ACCIDENTAL HEALTH/DISMEMBERMENT                          - [*]

6.  SHORT TERM DISABILITY INSURANCE                          - [*]

7.  LONG TERM DISABILITY INSURANCE                           - [*]

8.  401 (k)                                                  - [*]

9.  VACATION                                                 - [*]

10. AUTOMOBILE EXPENSE REIMBURSEMENT                         - [*]

11. INCENTIVE BONUS COMPENSATION PLAN                        - [*]

           Rider to Exhibit 4, MMD Specialty Services, Inc. Agreement
           ----------------------------------------------------------

IMMUNOMEDICS, in its discretion, may adopt an Incentive Bonus Compensation Plan (the "Bonus Plan"), which shall be in writing and shall be delivered to CONSULTANT. The costs of funding the Bonus Plan shall be borne by IMMUNOMEDICS and shall be paid to CONSULTANT for distribution to Bonus Plan participants, subject to Articles 5 and 7 of this AGREEMENT. The Bonus Plan may not be revised or modified except by a writing signed by a duly authorized officer of IMMUNOMEDICS. Except as to bonus payments theretofore accrued thereunder, the Bonus Plan may be terminated by IMMUNOMEDICS at any time.